SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                   ASA LIMITED
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------

     5)   Total fee paid:

     ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: __________________________________

     2)   Form, Schedule or Registration Statement No. _________________

     3)   Filing Party: ___________________________

     4)   Date Filed: ____________________________

                                   ASA LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

January _, 2008

Dear Shareholder,

You are cordially invited to attend the 2008 Annual General Meeting of Shareholders of ASA Limited (the "Company"), which will be held on Thursday, March 6, 2008. The normal management proposals to be acted on at the meeting are described in the attached Notice of Annual General Meeting of Shareholders.

As you may be aware, a group of dissident shareholders managed or advised by Laxey Partners Limited has announced its intention to solicit proxies against certain of the nominees of your Board of Directors and to submit to shareholders at the meeting a proposal recommending that, to address the discount to net asset value at which the Company's shares have been trading, the Board authorize an immediate tender offer for 30% of the Company's outstanding shares at a price equal to 99% of net asset value, followed thereafter by semi-annual tender offers for 10% of the outstanding shares at a price equal to 99% of net asset value. For the following reasons, which are presented in greater detail in the proxy statement, WE STRONGLY URGE YOU TO REJECT THE DISSIDENT SHAREHOLDERS' SOLICITATION AND VOTE AGAINST THE DISSIDENT SHAREHOLDERS' PROPOSAL. Please do not sign any proxy card that may be sent to you by or on behalf of the dissident shareholders, even as a protest vote against them. Please be assured that your Board of Directors will continue to act in the long-term interests of all Company shareholders.

THE COMPANY HAS EXPERIENCED STRONG PERFORMANCE IN RECENT YEARS. The Company's total return (assuming reinvestment of dividends) in fiscal year 2007 was 19.2% based on net asset value and 19.0% based on the market price of the Company's shares. This total return in fiscal year 2006 was 34.9% based on net asset value and 31.5% based on market price. The Company believes that the dissident shareholders have benefited by purchasing their shares at discounts approximating current discount levels and are attempting to enhance their return beyond the Company's strong net asset value return to the significant detriment of long-term shareholders. There is no reason to replace current members of the Board or to subject long-term shareholders to the adverse consequences of a major tender offer program, in order to benefit short-term arbitrageurs.

THE NOMINEES OF YOUR BOARD OF DIRECTORS ARE BETTER QUALIFIED AND WILL BETTER SERVE THE INTERESTS OF ALL COMPANY SHAREHOLDERS. We believe that the agenda being pursued by the dissident shareholders is to install a minority of directors who will agitate for the Company to take actions that will benefit short-term arbitrageurs, including the dissident shareholders, to the significant detriment of the Company's long-term shareholders. The current members of the Board have no conflict of interest and have performed their duties in the long-term interests of the Company and its shareholders.

THE MAJOR TENDER OFFER PROGRAM PROPOSED BY THE DISSIDENT SHAREHOLDERS COULD RESULT IN A REDUCTION IN THE NET ASSETS OF THE COMPANY BY APPROXIMATELY 60% OVER A TWO TO THREE YEAR PERIOD. THE BOARD BELIEVES THAT IT WOULD BE HIGHLY DETRIMENTAL TO THE LONG-TERM INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS TO CARRY OUT THE MAJOR TENDER OFFER PROGRAM PROPOSED BY THE DISSIDENT SHAREHOLDERS The terms of the proposal make it clear that the dissident shareholders are acting out of their self-interest as arbitrageurs without regard for the interests of the Company's long-term shareholders. The major tender offer program proposed by the dissident shareholders would increase the Company's expense ratio and adversely affect the performance of the Company, to the detriment of long-term investors.

THE MAJOR TENDER OFFER PROGRAM PROPOSED BY THE DISSIDENT SHAREHOLDERS WOULD HAVE SIGNIFICANT ADVERSE INCOME TAX CONSEQUENCES TO MANY NON-TENDERING AND TENDERING SHAREHOLDERS. Because the Company is a passive foreign investment company (PFIC) for U.S. federal income tax purposes, the proposed tender offer program would subject many U.S. taxable shareholders who did not participate in the program to significant adverse income tax consequences. In addition, many U.S. taxable shareholders would find the income tax consequences of the repurchase of their shares by the Company to be so severe as to effectively preclude them from taking advantage of the tender offer program. The dissident shareholders acknowledge the possibility of material adverse tax consequences of a major tender offer to many shareholders but have no qualms in promoting the tender offer program for their own self-interest as short-term arbitrageurs.

THE BOARD OF DIRECTORS  UNANIMOUSLY AND STRONGLY  RECOMMENDS THAT YOU REJECT THE
DISSIDENT   SHAREHOLDERS'   SOLICITATION   AND  VOTE   AGAINST   THE   DISSIDENT
SHAREHOLDERS' PROPOSAL.

We invite you to attend the meeting in person. Your vote at this year's meeting is especially important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, we ask that you please sign, date and return the enclosed WHITE proxy card at your earliest convenience. As an alternative to using the WHITE proxy card to vote, you may vote by telephone or through the Internet. Please follow the instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance voting your shares, please contact D.F. King & Co., Inc., the Company's proxy solicitor, at 1-800-549-6746 (call toll-free) or 1-212-269-5550 (call collect).

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

                                             Sincerely yours,


                                             Robert J.A. Irwin
                                             Chairman, President and Treasurer
                                             ASA Limited

                                   ASA LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                ------------------------------------------------

                                  MARCH 6, 2008

     NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of Shareholders of ASA Limited (the "Company") will be held on Thursday, March 6, 2008, at 10:00 a.m., Eastern Time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, _ Floor, New York, NY, 10022, for the purpose of considering and acting upon the following business:

          1.   To elect the Company's Board of Directors.

          2. To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending November 30, 2008, and to authorize the Audit Committee to set the independent auditors' remuneration.

          3. To consider a certain shareholder proposal, if properly presented at the Meeting.

          4. Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT  SHAREHOLDERS VOTE FOR
PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. THE BOARD'S REASONS FOR STRONGLY OPPOSING PROPOSAL 3 ARE SET FORTH IN THE PROXY STATEMENT.

     During the Meeting, management also will present the Company's audited financial statements for the fiscal year ended November 30, 2007.

     The Board of Directors has fixed the close of business on January 14, 2008 as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

                                       By order of the Board of Directors,




                                       Paul K. Wustrack, Jr.
                                       Secretary



January _, 2008

            YOUR VOTE AT THIS YEAR'S MEETING IS ESPECIALLY IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     This is an especially important meeting in light of the announcement by a group of dissident shareholders managed or advised by Laxey Partners Limited of its intention to solicit proxies against certain of the nominees of your Board of Directors and to submit to shareholders at the Meeting a proposal recommending that, to address the discount to net asset value at which the Company's shares have been trading, the Board authorize an immediate tender offer for 30% of the Company's outstanding shares at a price equal to 99% of net asset value, followed thereafter by semi-annual tender offers for 10% of the outstanding shares at a price equal to 99% of net asset value. WE STRONGLY URGE YOU TO REJECT THE DISSIDENT SHAREHOLDERS' SOLICITATION AND VOTE AGAINST THE DISSIDENT SHAREHOLDERS' PROPOSAL. Please do not sign any proxy card that may be sent to you by or on behalf of the dissident shareholders, even as a protest vote against them. If you believe that you may previously have voted on a proxy card sent to you by or on behalf of the dissident shareholders, you can revoke that proxy and change your vote by signing, dating, and returning the enclosed WHITE proxy card in the envelope provided before the date of the Meeting.

     If your shares are registered in your name, please indicate your voting instructions on the enclosed WHITE proxy card, sign and date the card, and return the card in the envelope provided before the date of the Meeting. IF YOU SIGN, DATE, AND RETURN THE WHITE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THE PROXIES WILL VOTE IN FAVOR OF PROPOSALS 1 AND 2 AND AGAINST PROPOSAL 3. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your WHITE proxy card promptly.

     As an alternative to using the WHITE proxy card to vote, you may vote:

          o    by telephone, with a toll-free call to 1-888-693-8683;

          o through the Internet, at www.cesvote.com, and by following the instructions on the site; or

          o    in person at the Meeting.

     If you have any questions or need additional information, please contact D.F. King & Co., Inc., the Company's proxy solicitor, at 1-800-549-6746 (call toll-free) or 1-212-269-5550 (call collect).

     If we do not receive your voting instructions after our original mailing, you may be contacted by the Company or by D.F. King & Co., Inc. The Company or D.F. King & Co., Inc. will remind you to appoint a proxy.

     If you hold your shares in "street name" through a broker, bank or other nominee, your nominee cannot vote your shares this year for proposals 1 and 3 unless you complete, sign, date and mail promptly the proxy voting form it will send you. If you hold your shares in street name, and you wish to vote in person at the Meeting, you must request your broker or nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

                                   ASA LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                  MARCH 6, 2008



                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed WHITE proxy card is solicited by the Board of Directors (the "Board") of ASA Limited (the "Company") for use at the Annual General Meeting of the Company's shareholders (the "Meeting") to be held on Thursday, March 6, 2008, at 10:00 a.m. Eastern Time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, _ Floor, New York, NY, 10022. (The Meeting and any adjournment or postponement of the Meeting are referred to herein as the "Meeting.") The proxy may be revoked by a shareholder at any time prior to its use at the Meeting by an instrument in writing delivered to the Secretary, c/o ASA Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209 or delivered to him at the Meeting.

     This is an especially important meeting in light of the announcement by a group of dissident shareholders managed or advised by Laxey Partners Limited of its intention to solicit proxies against certain of the nominees of your Board and to submit to shareholders at the Meeting a proposal recommending that, to address the discount to net asset value at which the Company's shares have been trading, the Board authorize an immediate tender offer for 30% of the Company's outstanding shares at a price equal to 99% of net asset value, followed thereafter by semi-annual tender offers for 10% of the outstanding shares at a price equal to 99% of net asset value. THE BOARD'S REASONS FOR STRONGLY OPPOSING THE DISSIDENT SHAREHOLDERS' NOMINEES AND THE DISSIDENT SHAREHOLDERS' PROPOSAL ARE SET FORTH BELOW. PLEASE GIVE THIS MATERIAL CAREFUL ATTENTION.

     On November 19, 2004 ASA Limited, a South African public limited liability company and the predecessor company to the Company ("ASA South Africa"), was reorganized into the Company, a Bermuda exempted limited liability company. Certain information in this proxy statement relates to ASA South Africa as the predecessor company.

     As a result of the dissident shareholders' threatened proxy solicitation, the Company expects to incur substantial additional costs in connection with its solicitation of proxies. The expense of preparing, assembling, printing and mailing the proxy statement, WHITE proxy card and any other material used for the solicitation of proxies by the Board will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company will retain D.F. King & Co., Inc., New York, NY to aid in the solicitation of proxies. Such solicitation will primarily be by mail and telephone. As a result of the dissident shareholders' threatened proxy solicitation, the costs of the solicitation are estimated at approximately $_____, as compared to last year's cost for a routine annual general meeting of $______. D.F. King & Co., Inc. will be reimbursed for out-of-pocket costs in connection with the solicitation. The Company will also reimburse brokers, nominees and fiduciaries that are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this proxy statement and the WHITE proxy card will be January _, 2008. The Annual Report of the Company for the fiscal year ended November 30, 2007, including audited financial statements, accompanies this proxy statement.

                              VOTING AT THE MEETING

     Only shareholders of record at the close of business on January 14, 2008 (the "Record Date") will be entitled to vote. There are 9,600,000 Common Shares of the Company outstanding, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. IF A SHAREHOLDER HAS SIGNED A WHITE PROXY CARD BUT NO INSTRUCTIONS ARE INDICATED, THE PROXIES WILL VOTE FOR THE ELECTION AS DIRECTORS OF THE BOARD OF DIRECTOR'S NOMINEES NAMED IN THE WHITE PROXY CARD (PROPOSAL 1); FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2008, AND TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE INDEPENDENT AUDITORS' REMUNERATION (PROPOSAL 2); AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL
3); AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     SHAREHOLDERS HAVE FOUR OPTIONS FOR SUBMITTING THEIR VOTES: (1) BY MAIL, (2) BY TELEPHONE, (3) THROUGH THE INTERNET, OR (4) IN PERSON AT THE MEETING. IF YOUR SHARES ARE REGISTERED IN YOUR NAME AND YOU HAVE INTERNET ACCESS, WE ENCOURAGE YOU TO RECORD YOUR VOTE ON THE INTERNET AT WWW.CESVOTE.COM OR BY TELEPHONE BY CALLING TOLL FREE 1-888-693-8683. When you vote by telephone or through the Internet, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you hold your shares in "street name" through a broker, bank or other nominee, your nominee cannot vote your shares this year on proposals 1 and 3 unless you complete, sign, date and mail promptly the proxy voting form it will send you. In addition, if you hold your shares through a nominee, your nominee may allow you to vote your shares by telephone or through the Internet. Please consult the materials you receive from your nominee prior to voting by telephone or through the Internet.

     If you have any questions regarding the proposals or need assistance in voting your shares, please contact our proxy solicitor, D. F. King & Co., Inc., at 1-800-549-6746 (call toll-free) or 1-212-269-5550 (call collect).

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the Company is not aware of any person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") owning of record or beneficially more than 5% of the Company's outstanding Common Shares except as follows:


          NAME AND ADDRESS               AMOUNT OF             PERCENTAGE OF
        OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP     OUTSTANDING SHARES

       Lazard Asset Management           882,482(1)               9.2%(1)
        30 Rockefeller Plaza
      New York, New York 10112

       Carrousel Capital Ltd.            769,839(2)               8.0%(2)
            Hammond House
           117 Piccadilly
           London W1J 7JU

       Laxey Partners Limited            498,080(3)               5.2%(3)
           The Old Chapel

               Onchan
         Isle of Man IM3 1NA


-----------------------
(1) This information is based solely on the Form 13F filed by Lazard Asset Management LLC on January 9, 2008.

(2) This information is based solely on Amendment No. 2 to the Schedule 13D filed by Carrousel Capital Ltd. on October 18, 2007.

(3) This information is based solely on the Schedule 13D filed by Laxey Partners Limited on November 23, 2007.

                           QUORUM AND REQUIRED VOTING

     One-third (1/3) of the Company's outstanding Common Shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the chairman of the Meeting may determine.

     Assuming that a quorum is present at the Meeting, approval of each proposal requires the affirmative vote of a majority of votes cast at the Meeting, whether in person or by proxy. Abstentions and "broker non-votes" (i.e., shares held by brokers, banks or other nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have no effect on the vote.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Unless contrary instructions are given, the persons named as proxies will vote such proxies for the election of the nominees listed below to serve as directors of the Company until the next Annual General Meeting of Shareholders and against any other nominees presented at the Meeting. Each nominee was nominated for election by the Board. Each nominee has consented to being named in this Proxy Statement and to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event that the Board does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead or the Board may reduce the number of directors as provided in the Company's Bye-Laws. The following is a list of each nominee, his age, address, principal occupation and present positions, including any affiliations with the Company, the length of service with the Company and other directorships held. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

                            POSITION HELD, TERM
                             OF OFFICE (2) AND         PRINCIPAL OCCUPATION
   NAME, ADDRESS (1)              LENGTH                    DURING THE                    OTHER
      AND AGE                 OF TIME SERVED              PAST FIVE YEARS             DIRECTORSHIPS
---------------------     -----------------------    --------------------------   ---------------------

INTERESTED DIRECTOR*:
Robert J.A. Irwin, 80        Chairman and            Chairman of the Board of        Former director,
                             Treasurer since         ASA South Africa from 1993      President and Chief
                             2003; President         to 2005; Treasurer of ASA       Executive Officer of
                             since 2004;             South Africa from 1999 to       Niagara Share
                             Director since          2005.                           Corporation
                             2003 (ASA South                                         (closed-end
                             Africa from 1987                                        investment company).
                             to 2005).
INDEPENDENT DIRECTORS**:

Harry M. Conger, 77          Deputy Chairman         Chairman and CEO Emeritus       Director of Apex
                             (non-executive)         of Homestake Mining             Silver Mines Limited
                             since 2004;             Company.                        (silver mining
                             Director since                                          company).
                             2004 (ASA South
                             Africa from 1984
                             to 2004).

Henry R. Breck, 70           Director since          Chairman and director of        Director of Butler
                             2004 (ASA South         Ark Asset Management Co.,       Capital Corporation
                             Africa from 1996        Inc. (registered                (business financing).
                             to 2004).               investment adviser).

Chester A. Crocker, 66       Director since          James R. Schlesinger            Director of
                             2004; (ASA South        Professor of Strategic          Universal
                             Africa from 1996        Studies, School of Foreign      Corporation
                             to 2004).               Service, Georgetown             (tobacco, lumber and
                                                     University; President of        agri-products),
                                                     Crocker Group                   First Africa
                                                     (consultants).                  Holdings Ltd., G3
                                                                                     Good Governance
                                                                                     Holdings, Ltd.; Bell
                                                                                     Pottinger
                                                                                     Communications USA
                                                                                     LLC (communications
                                                                                     consultant);
                                                                                     Director of United
                                                                                     States Institute of
                                                                                     Peace.

Joseph C. Farrell, 72        Director since          Retired Chairman,               Director of
                             2004 (ASA South         President and CEO of The        Universal
                             Africa from 1999        Pittston Company (coal and      Corporation
                             to 2004).               mining, transportation and      (tobacco, lumber and
                                                     security services) (now         agri-products).
                                                     The Brinks Company).

James G. Inglis, 63          Director since          Chairman of Melville            Director of Coupon
                             2004 (ASA South         Douglas Investment              Holdings (Pty) Ltd.
                             Africa from 1998        Management (Pty) Ltd.
                             to 2004).               since 2002, Executive
                                                     Director prior thereto.

                            POSITION HELD, TERM
                             OF OFFICE (2) AND         PRINCIPAL OCCUPATION
   NAME, ADDRESS (1)              LENGTH                    DURING THE                    OTHER
      AND AGE                 OF TIME SERVED              PAST FIVE YEARS             DIRECTORSHIPS
---------------------     -----------------------    --------------------------   ---------------------

Malcolm W. MacNaught, 70     Director since          Retired Vice President and      Former director of
                             2004 (ASA South         Portfolio Manager at            Meridian Gold Inc.
                             Africa from 1998        Fidelity Investments.           (gold mining company)
                             to 2005).
Robert A.                    Director since          Investment banker and           Director of Avocet
Pilkington, 62               2004 (ASA South         Managing Director of UBS        Mining PLC (gold
                             Africa from 1979        Securities LLC and              mining company).
                             to 2005).               predecessor companies
                                                     since 1985.

A. Michael Rosholt, 87       Director since          Former Chairman of the          None
                             2004 (ASA South         National Business
                             Africa from 1982        Initiative (South Africa)
                             to 2005).               (non-profit organization);
                                                     retired  Chairman  of
                                                     Barlow Rand Limited
                                                     (financial, industrial
                                                     and mining corporation).
-----------------------
(1)  The address for each director is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

(2)  Each  director  of the  Company  will serve as such until the next  Annual General Meeting of
     Shareholders.

*    An  "interested  person"  of the  Company,  as such  term is  defined  in the Investment
     Company Act of 1940,  as amended (the "1940  Act"),  by reason of being an officer of the
     Company.

**   A director that is not an "interested person" of the Company.

     REQUIRED VOTE: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                       DISSIDENT SHAREHOLDERS' NOMINATIONS

     As discussed above, a group of dissident shareholders managed or advised by Laxey Partners Limited has announced its intention to solicit proxies against certain of the nominees of your Board. The dissident shareholders have informed the Company that they intend to nominate three persons for election as directors of the Company at the Meeting, to replace Messrs. Crocker, Farrell, and MacNaught. At the Meeting, shareholders will vote on the election of nine directors to the Board. As set forth above, the Board has nominated nine persons to stand for re-election to the Board.

     THE NOMINEES OF YOUR BOARD ARE BETTER QUALIFIED AND WILL BETTER SERVE THE INTERESTS OF ALL COMPANY SHAREHOLDERS. We believe that the agenda being pursued by the dissident shareholders is to install a minority of directors who will agitate for the Company to take actions that will benefit short-term arbitrageurs, including the dissident shareholders, to the significant detriment of the Company's long-term shareholders. Mr. Phillip Goldstein, one of the dissident shareholders' nominees, and his affiliates have a history of raiding closed-end funds for short-term arbitrage gain. We believe that the agenda being pursued by the dissident shareholders demonstrates that the dissident shareholders' nominees would not be committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders and would have conflicts of interest that could interfere with the proper performance of their duties as directors.

     We believe that the successful investment performance of the Company reflects not only the qualifications and experience of the Company's current Board members but also their ability to work collaboratively and without conflict in the best long-term interests of the Company and its shareholders. We believe that election of the candidates proposed by the dissident shareholders would substitute directors who are less qualified and experienced and who not only have a conflict of interest but also would disrupt the performance of a Board that has served the shareholders very well for many years.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

     IF YOU VOTE FOR MR. CROCKER, MR. FARRELL, OR MR. MACNAUGHT, THE INDIVIDUALS NAMED AS PROXIES ON THE ENCLOSED WHITE PROXY CARD WILL EXERCISE THEIR DISCRETIONARY AUTHORITY AND VOTE AGAINST THE DISSIDENT SHAREHOLDERS' NOMINEE PROPOSED TO REPLACE HIM.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU REJECT THE DISSIDENT SHAREHOLDERS' SOLICITATION AND STRONGLY URGE YOU NOT TO SIGN, BUT TO DISCARD, ANY PROXY CARD THAT MAY BE SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT SHAREHOLDERS, EVEN IF YOU INTEND TO USE IT TO VOTE AGAINST THEIR NOMINEES.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company are Messrs. Robert J.A. Irwin, information with respect to whom is set forth above; David J. Christensen
(45),  Vice President - Investments  since May 2007;  and Paul K. Wustrack,  Jr.
(64), Secretary and Chief Compliance Officer since 2004. During the past five years, Mr. Christensen has served as Vice President, Corporate Development of Gabriel Resources Ltd. since 2006; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003. During the past five years, Mr. Wustrack served as Assistant U.S. Secretary of ASA South Africa from 2002 to 2005 and as Chief Compliance Officer from 2004 to 2005; prior thereto he was Special Counsel with Phillips, Lytle, Hitchcock, Blaine & Huber LLP. Executive officers are elected at the first Board meeting after each Annual General Meeting of Shareholders to serve for the ensuing year.

                          DIRECTOR/OFFICER COMPENSATION

     Each non-South African director receives an annual fee of $20,000 for his services as a director and a fee of $1,000 for each Board and Committee meeting (whether in person or by telephone) that he attends. Each South African director receives the rand equivalent of $20,000 as an annual fee for his services as a director, the rand equivalent of $2,000 for each Board meeting that he attends in person, if held outside of South Africa, and the rand equivalent of $1,000 for each Board meeting he attends in South Africa or by telephone. In addition, South African directors receive a meeting fee of the rand equivalent of $1,000 for each Committee meeting attended (whether in person or by telephone) during the year. The Chairman of the Audit Committee receives an additional $2,000 for each Audit Committee meeting that he attends. The Company pays to any retired director who served as a director of the Company or its predecessor, ASA South Africa, for at least twelve years an annual retirement benefit equal to 75% of the annual retainer fee paid to active directors, as adjusted from time to time. Directors retiring after attaining the age of 70 are entitled to such retirement benefit for life; directors retiring prior to attaining such age are entitled to such retirement benefit for the lesser of life or the number of years they served as a director. Payments of directors' retirement benefits have not been funded by the Company.

     A summary of the compensation and benefits for the directors and officers of the Company for the fiscal year ended November 30, 2007 is shown below:

                                                PENSION OR
                                                RETIREMENT                              TOTAL
                                                 BENEFITS            ESTIMATED       COMPENSATION
                               AGGREGATE        ACCRUED AS        ANNUAL BENEFIT     FROM COMPANY
   NAME OF PERSON             COMPENSATION    PART OF COMPANY          UPON            PAID TO
     & POSITION               FROM COMPANY        EXPENSES          RETIREMENT(1)     DIRECTORS
--------------------       ----------------  ------------------  -----------------  ---------------

INTERESTED DIRECTOR:
Robert J.A. Irwin,              $510,000            (2)             $15,000(3)         $25,000
Chairman, President,
Treasurer and Director

INDEPENDENT DIRECTORS:

Harry M. Conger,                $29,000             --              $15,000            $29,000
Director and Deputy
Chairman (non-executive)

Henry R. Breck,                 $29,000             --              $15,000            $29,000
Director

Chester A. Crocker,             $30,000             --              $15,000            $30,000
Director

Joseph C. Farrell,              $42,000             --              $15,000            $42,000
Director

James G. Inglis,                $32,000             --              $15,000            $32,000
Director

Malcolm W. MacNaught,           $31,000             --              $15,000            $31,000
Director

Robert A. Pilkington,           $30,000             --              $15,000            $30,000
Director

A. Michael Rosholt,             $29,000             --              $15,000            $29,000
Director

OTHER OFFICERS:

David J. Christensen,         $167,500 (4)          --                 --                N/A
Vice President -
Investments

                                                PENSION OR
                                                RETIREMENT                              TOTAL
                                                 BENEFITS            ESTIMATED       COMPENSATION
                               AGGREGATE        ACCRUED AS        ANNUAL BENEFIT     FROM COMPANY
   NAME OF PERSON             COMPENSATION    PART OF COMPANY          UPON            PAID TO
     & POSITION               FROM COMPANY        EXPENSES          RETIREMENT(1)     DIRECTORS
--------------------       ----------------  ------------------  -----------------  ---------------
Paul K. Wustrack, Jr.,          $242,083            --                 --                N/A
Secretary and Chief
Compliance Officer


-----------------------
(1) All directors qualify to receive retirement benefits if they have served the Company or its predecessor, ASA South Africa, for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are, or would be, payable to such person assuming such director had served twelve years as of November 30, 2007.

(2) The company has an unfunded non-qualified pension agreement with Mr. Irwin, pursuant to which the Company credits amounts to a pension benefit account as determined from time to time by the Board. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents are credited at an annual rate of 5%. The Company recorded an expense of $107,000, including interest, for the total amount credited to the pension benefit account during the year ended November 30, 2007.

     An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of Mr. Irwin's service as an officer of the Company. At November 30, 2007, the Company has recorded a liability for pension benefits due under the agreement of $651,967, including interest.

(3) The amount shown for Mr. Irwin includes only the retirement benefits payable to him as a director and not the benefits payable to him under the supplemental non-qualified pension agreement described in Note (2) above.

(4) The amount shown for Mr. Christensen covers the period from May 10, 2007 through November 30, 2007. In the event that the Company terminates Mr. Christensen's employment other than for cause, the Company will pay Mr. Christensen an amount equal to 60% of his then-effective annual salary for the year in which the termination occurs.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of November 30, 2007 regarding the beneficial ownership of Common Shares of the Company by each director, each executive officer and all directors and all executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director. The Common Shares shown for each individual and for all directors and executive officers as a group constituted less than 1% of the Company outstanding Common Shares.

                                                             AGGREGATE DOLLAR
      NAME OF BENEFICIAL         AMOUNT AND NATURE OF            RANGE OF
            OWNER               BENEFICIAL OWNERSHIP(1)      SHARE OWNERSHIP(2)
   ------------------------   ---------------------------   --------------------
     INTERESTED DIRECTOR:
     Robert J.A. Irwin                 4,000(3)              Over $100,000

     INDEPENDENT DIRECTORS:
     Henry R. Breck                    1,000(4)             $50,001-$100,000
     Harry M. Conger                   1,100(5)             $50,001-$100,000
     Chester A. Crocker                  400                 $10,001-$50,000
     Joseph C. Farrell                 1,000                $50,001-$100,000
     James G. Inglis                    None                       None
     Malcolm W. MacNaught              1,000                $50,001-$100,000
     Robert A. Pilkington              3,000                  Over $100,000
     A. Michael Rosholt                 None                       None

     OTHER OFFICERS:
     David J. Christensen               None
     Paul K. Wustrack, Jr.                10

     ALL DIRECTORS AND EXECUTIVE      11,510
     OFFICERS AS A GROUP:

-----------------------
(1) Each individual has sole voting and investment power over the shares shown opposite his name, except as otherwise noted.

(2)  Valuation as of November 30, 2007.

(3) Mr. Irwin has shared voting and investment power over 142 shares owned by his wife.

(4)  Mr. Breck has shared voting and investment power over these shares.

(5)  Mr. Conger has shared voting and investment power over 1,000 shares.

                                BOARD COMMITTEES

     The Board has an Audit Committee, a Compensation Committee, an Ethics Committee, and a Nominating Committee.

     The Audit Committee acts pursuant to a written charter. The Audit Committee Charter is available on the Company's website at WWW.ASALTD.COM. The Audit Committee currently consists of Messrs. Farrell (Chairman), Breck and MacNaught, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange). The responsibilities of the Audit Committee include overseeing (i) the Company's accounting and financial reporting policies and practices, (ii) the Company's internal controls and procedures, and (iii) the integrity, quality and objectivity of the Company's financial statements and the audit thereof. The Audit Committee is directly responsible for the selection (subject to ratification by a majority of the Independent Directors and by the shareholders), compensation, oversight and, when appropriate, termination of the Company's independent auditors. Attached as Appendix A is a copy of the Company's Audit Committee Report with respect to the Company's audited financial statements for the fiscal year ended November 30, 2007.

     The current members of the Compensation Committee are Messrs. Conger (Chairman), Crocker and Pilkington, each of whom is an Independent Director. The primary function of the Compensation Committee is to make recommendations to the

Board regarding the compensation of officers and the directors of the Company.

     The current members of the Ethics Committee are Messrs. Crocker (Chairman), Farrell and Inglis. The primary function of the Ethics Committee is to ensure compliance by the directors, officers and other access persons with the Company's Code of Ethics and Rule 17j-l under the 1940 Act.

     The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Conger and Rosholt, each of whom is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board. The Nominating Committee acts pursuant to a written charter which is available on the Company's website at WWW.ASALTD.COM. The responsibilities of the Nominating Committee include (i) considering and evaluating the structure, composition and membership of the Board and each of its committees, (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary, and (iii) evaluating and recommending directors to serve as members of the committees of the Board.

     The Board also has an ad hoc Long-Range Planning Committee that meets from time-to-time. The current members of the Long-Range Planning Committee are Messrs. MacNaught, Breck and Pilkington.

                         DIRECTOR ATTENDANCE AT MEETINGS

     During the fiscal year ended November 30, 2007 there were five meetings of the Board, five meetings of the Audit Committee, two meetings of the Compensation Committee, four meetings of the Ethics Committee, two meetings of the Nominating Committee, and one meeting of the Long-Range Planning Committee. Each director attended 75% or more of the meetings of the Board and the Committees on which he served.

     Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to do so. The 2007 Annual General Meeting of Shareholders was attended by all of the Company's nine directors.

                           SHAREHOLDER COMMUNICATIONS

     Shareholders may send written communications to the Company's Board or to an individual director by mailing such correspondence to the Board or the individual director, as the case may be, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932 (addressed to the Company). Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See "Shareholder Proposals" below.

           INFORMATION REGARDING THE COMPANY'S PROCESS FOR NOMINATING
                               DIRECTOR CANDIDATES

     The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company's shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates (i) are of the highest character and integrity;
(ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Nominating Committee's (or the Board's) perceptions about future issues and needs.

     The Committee considers candidates from any source deemed appropriate by the Committee, including: (a) the Company's current directors, (b) the Company's officers, and (c) the Company's shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

     The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman - Nominating Committee of ASA Limited, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932. The shareholder recommendation must be received at the above address no later than _____, 2008. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders. No nominee recommendation has been received from a shareholder for inclusion in this proxy statement.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company does not know of any director, officer or beneficial owner of more than 10% of the Company's shares who, during the Company's last fiscal year, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

      PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF
       THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS' REMUNERATION

     In accordance with Section 89 of the Companies Act 1981 of Bermuda, the Company's shareholders have the authority to appoint the Company's independent auditors and to authorize the Audit Committee of the Board to set the auditors' remuneration. The Audit Committee has nominated Ernst & Young LLP ("Ernst & Young") New York, New York, an independent registered public accounting firm, to serve as the Company's independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2008. The Board, including a majority of Independent Directors, has ratified their nomination and has directed the submission of their selection to shareholders for appointment.

     In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Company's independent registered public accounting firm. Ernst & Young has informed the Company that, in its professional judgment, it is not aware of any relationships between Ernst & Young and the Company that may reasonably be thought to bear on its independence.

     In connection with the audit of the Company's financial statements for the fiscal year ended November 30, 2007, the Company entered into an engagement agreement with Ernst & Young which set forth the terms by which Ernst & Young would perform audit services for the Company. That agreement is subject to mediation and arbitration procedures and, in the case of arbitration, an exclusion for non-monetary or equitable relief.

     A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

AUDIT AND NON-AUDIT FEES

     Aggregate fees billed by Ernst & Young for professional services rendered to the Company for the fiscal years ended November 30, 2007 and November 30, 2006 are set forth below.

                                    FISCAL YEAR 2007       FISCAL YEAR 2006
                                    ----------------       ----------------

     Audit Fees                              $90,000                $85,000
     Audit-Related Fees                          -0-                    -0-
     Tax Fees                                    -0-                  5,000
     All Other Fees                              -0-                    -0-
                                            --------               --------

       Total                                 $90,000                $90,000

     AUDIT FEES include the aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company's annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

     AUDIT-RELATED FEES include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements.

     TAX FEES include the aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning. The figure for 2006 includes fees billed for non-U.S. tax advisory services.

     ALL OTHER FEES include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

     The aggregate fees billed by Ernst & Young for non-audit services rendered to the Company for the fiscal years ended November 30, 2007 and November 30, 2006 were $0 and $5,000, respectively.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     The Audit Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the DE MINIMIS exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2007, there were no services included in Audit Related Fees, Tax Fees and All Other Fees that were approved by the audit committee pursuant to the DE MINIMIS exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

     REQUIRED VOTE: The appointment of the Company's independent auditors and the authorization for the Audit Committee to set the auditors' remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 2 ON THE ENCLOSED WHITE PROXY CARD.

                   PROPOSAL 3: DISSIDENT SHAREHOLDER PROPOSAL

     As discussed above, a group of dissident shareholders managed or advised by Laxey Partners Limited has announced its intention to submit to shareholders at the Meeting a proposal that the shareholders "recommend to the Board that the Board takes the following action to address the persistent discount at which the Company's shares trade relative to the net asset value of the shares of the Company, namely, that the Board of the Company shall immediately initiate a self tender offer under which the Company shall repurchase 30% of its issued shares at a price equivalent to 99% of the net asset value per share of the Company, and thereafter execute semi-annual tender offers to repurchase 10% of the issued shares of the Company under each such offer at a price equivalent to 99% of the net asset value per share of the Company."

     The dissident shareholders have stated that they intend to present this non-binding proposal through an authorized representative at the Meeting. The name, address, and number of shares of the Company's Common Shares held by the dissident shareholders as a group are listed under "Share Ownership of Certain Beneficial Owners" above.

     Implementing the dissident shareholders' self-serving proposal would clearly benefit their short-term interests, but the Board believes that it cannot implement the proposal without material adverse consequences to the Company and long-term shareholders.

     FOR THE REASONS DISCUSSED BELOW, THE DIRECTORS UNANIMOUSLY AND STRONGLY RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 3 ON THE ENCLOSED WHITE PROXY CARD.

                        OPPOSING STATEMENT OF YOUR BOARD

     THE COMPANY HAS EXPERIENCED STRONG PERFORMANCE IN RECENT YEARS, AND THE BOARD BELIEVES THAT IT WOULD BE HIGHLY DETRIMENTAL TO THE LONG-TERM INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS TO CARRY OUT THE MAJOR TENDER OFFER PROGRAM PROPOSED BY THE DISSIDENT SHAREHOLDERS. The Company's total return (assuming reinvestment of dividends) in fiscal year 2007 was 19.2% based on net asset value and 19.0% based on the market price of the Company's shares. This total return in fiscal year 2006 was 34.9% based on net asset value and 31.5% based on market price. The Company believes that the dissident shareholders have benefited by purchasing their shares at discounts approximating current discount levels and are attempting to enhance their return beyond the Company's strong net asset value return to the significant detriment of long-term shareholders.

     The dissident shareholders have disregarded this successful performance record and demonstrated a disregard for the interests of the Company and its long-term shareholders in order to benefit their interests as short-term arbitrageurs. While the major tender offer program proposed by the dissident shareholders would benefit their short-term interests, your Board believes it would be highly detrimental to the interests of the Company and shareholders who have invested to take advantage of the long-term investment opportunities offered by the Company.

     The major tender offer program proposed by the dissident shareholders could result in a reduction in the net assets of the Company by approximately 60% over a two to three year period. The loss of approximately 60% of the Company's net assets would have serious consequences for remaining shareholders. Management estimates that the Company's annual expense ratio (based on expenses and average net assets for fiscal year 2007) would increase by approximately 147% if the Company's net assets decreased by 60%. In addition, to raise cash to pay for tendered shares, the Company would have to sell a significant portion of its current holdings, possibly at unfavorable prices and including some positions whose sale at that time would not be consistent with the Company's overall investment strategy. This would be detrimental to the management of the Company and would adversely affect performance.

     THE MAJOR TENDER OFFER PROGRAM PROPOSED BY THE DISSIDENT SHAREHOLDERS WOULD HAVE SIGNIFICANT ADVERSE INCOME TAX CONSEQUENCES TO MANY NON-TENDERING AND TENDERING SHAREHOLDERS. We believe that the Company is the only foreign corporation currently registered under the 1940 Act. As a foreign U.S. registered investment company, the Company is treated as a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. We believe that this status would result in significant adverse income tax consequences to many U.S. taxable shareholders if the Company were to carry out the tender offer program.

     Tender offers by the Company could require many U.S. taxable shareholders to recognize taxable income whether or not they tendered their shares. Taxation of many non-tendering shareholders would be occasioned by the gains realized by the Company in connection with payment for shares tendered. The Company has substantial unrealized appreciation of its portfolio securities, and it would be required to recognize substantial gains whether it made payment for tendered shares in cash raised by selling appreciated portfolio securities or by distributing the securities in kind to tendering shareholders. The adverse income tax consequences to non-tendering shareholders would be especially severe for shareholders who have made an election to treat the Company as a qualified electing company ("QEF"). Such shareholders would be required to include in their gross income a proportionate share of the gains recognized by the Company even if they did not tender their shares.

     The income tax consequences to many U.S. shareholders of having their shares repurchased by the Company would be so severe due to the Company's status as a PFIC as to effectively preclude their participation in the tender offer program. For example, U.S. shareholders who have elected neither to treat the Company as a QEF nor to mark to market their shares of the Company are subject to material adverse income tax consequences if in any taxable year the Company distributes more than 125% of the average amount it had distributed for the three preceding taxable years (an "excess distribution"). The repurchase of the tendered shares by the Company would be a distribution for these purposes. Such shareholders would be required to pay taxes - at the highest marginal ordinary income tax rates, plus interest, during each taxable year in which their shares were held - on any excess distribution in the taxable year in which the tender offer occurred. This would result in an effective tax rate, including interest, to the shareholders, depending on their holding period, of approximately 35% to 70%. If the Company were not a PFIC, individual shareholders who had held their shares for more than a year would instead pay U.S. federal income tax on any gains realized on the repurchase of their shares at the current long-term capital gains rate for individuals of 15%.

     DISCOUNTS ARE PREVALENT IN THE CLOSED-END FUND STRUCTURE. Your Board recognizes that shares of the Company have been trading at a discount to their net asset value. This is not unusual for funds organized as closed-end funds and reflects the fact that shares of closed-end funds trade on the basis of supply and demand in the market, like shares of industrial companies. The Company believes it is likely that a substantial portion of the Company's shareholder base, possibly including the dissident shareholders, has purchased their shares at discounts approximating current discount levels. If these shareholders sell their shares at discount levels no higher than those at which their shares were purchased, they will recognize the full benefit of the Company's net asset value performance.

     Your Board does not believe that the major tender offer program proposed by the dissident shareholders for their own short-term gain, or other action by the Company that it believes is likely to effect a long-term reduction in the discount levels at which the Company's shares have been trading, is in the best interests of the Company or its long-term shareholders.

     At a meeting held on January 9, 2008, your Board approved the implementation of a share repurchase program pursuant to which the Company is authorized to purchase shares of the Company in the market at a discount from net asset value, which increases net asset value per share.

     REQUIRED VOTE: The approval of proposal 3 requires the affirmative vote of a majority of the votes cast at the Meeting.

     THE DIRECTORS UNANIMOUSLY AND STRONGLY RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 3 ON THE ENCLOSED WHITE PROXY CARD.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU REJECT THE DISSIDENT SHAREHOLDERS' SOLICITATION AND STRONGLY URGE YOU NOT TO SIGN, BUT TO DISCARD, ANY PROXY CARD THAT MAY BE SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT SHAREHOLDERS, EVEN IF YOU INTEND TO USE IT TO VOTE AGAINST PROPOSAL 3.

                      PRESENTATION OF FINANCIAL STATEMENTS

     In accordance with Section 84 of the Companies Act 1981 of Bermuda, the Company's audited financial statements for the fiscal year ended November 30, 2007 will be presented at the Meeting. These statements have been approved by the Company's Board. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at this Meeting.

                             ADDITIONAL INFORMATION

     The  principal  executive  office of the  Company  is  located at 11 Summer
Street, 4th Floor, Buffalo, NY 14209. The Company does not have an outside investment adviser.

     LGN Group, LLC provides certain administrative and shareholder services to the Company. LGN Group, LLC is located at 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932.

     Kaufman Rossin Fund Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides accounting services to the Company.

                              SHAREHOLDER PROPOSALS

     In order for a shareholder proposal to be included in the proxy statement and proxy for the 2009 Annual General Meeting the proposal must be received no later than _____, 2008.

     Under Rule 14a-4 of the Exchange Act, a shareholder who wishes to present a proposal for consideration at the 2009 Annual General Meeting without inclusion of such proposal in the Company's proxy statement and proxy must send notice of such proposal to the Company no later than _____, 2008. If notice for such proposal is not received by _____, 2008, management proxies may use their discretionary authority to vote on such proposal. Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Limited, Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

                                  OTHER MATTERS

     The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named as proxies will vote thereon in accordance with their best judgment.

                                   ASA Limited


                                   Robert J.A. Irwin, Chairman of the Board,
                                   President and Treasurer

January _, 2008

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT

                                   ASA LIMITED

     The  Audit  Committee  of  the  Board  of  Directors  of ASA  Limited  (the
"Company") was created to assist the Board of Directors in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company's financial statements and the independent audit thereof, the Company's independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Ernst & Young LLP, the Company's independent auditors.

     The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2007. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with Ernst & Young LLP, the matters required pursuant to Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth in the Audit Committee Charter, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the fiscal year ended November 30, 2007.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange's listing standards.

January 14, 2008

Joseph C. Farrell (Chairman)
Henry R. Breck
Malcolm W. MacNaught

            YOUR VOTE AT THIS YEAR'S MEETING IS ESPECIALLY IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     If your shares are registered in your name, please indicate your voting instructions on the enclosed WHITE proxy card, sign and date the card, and return the card to our tabulator, Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-3230, in the postage-paid envelope provided.

     If you hold your shares in "street name" through a broker, bank or other nominee, only your nominee can vote your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE proxy card to be signed representing your shares.

     If you believe that you may previously have voted on a proxy card sent to you by or on behalf of the dissident shareholders, you can revoke that proxy and change your vote by signing, dating, and returning the enclosed WHITE proxy card, which must be dated after any proxy you may have submitted to the dissident shareholders. Only your latest-dated executed proxy will count at the Annual General Meeting.

     If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

                             D. F. KING & CO., INC.
                                 48 Wall Street
                               New York, NY 10005
                         1-800-549-6746 (call toll-free)
                                       or
                          1-212-269-5550 (call collect)

       ASA                              ----------------------------------------
     LIMITED                            VOTE BY INTERNET         WWW.CESVOTE.COM
[GRAPHIC OMITTED]                       ----------------------------------------
                                        Use the Internet to transmit  your proxy
                                        until  6:00 a.m.  EST on the  morning of
                                        the Annual  General  Meeting.  Have your
                                        proxy  card in hand when you  access the
                                        website  listed  above  and  follow  the
                                        instructions provided.
                                        ----------------------------------------
                                        VOTE BY TELEPHONE         1-888-693-8683
                                        ----------------------------------------
                                        Use any touch-tone telephone to transmit
                                        your proxy  until  6:00 a.m.  EST on the
                                        morning of the Annual  General  Meeting.
                                        Have  your  proxy  card in hand when you
                                        call   and   follow   the   instructions
                                        provided.
                                        ----------------------------------------
                                        VOTE BY MAIL
                                        ----------------------------------------
                                        Please  mark,  sign,  date and  promptly
                                        mail   your   proxy   card   using   the
                                        POSTAGE-PAID ENVELOPE provided or return
                                        your  proxy card to:  ASA  Limited,  c/o
                                        Corporate  Election  Services,   PO  Box
                                        3230, Pittsburgh PA 15230 to ensure that your vote is received prior to the Annual General Meeting on March 6, 2008.




--------------------------  ------------------------- --------------------------
    VOTE BY TELEPHONE          VOTE BY INTERNET              VOTE BY MAIL

 Call Toll-Free using a     Access the Website and    Sign and return your proxy

  touch-tone telephone:         cast your vote:           in the postage-paid

     1-888-693-8683             WWW.CESVOTE.COM           envelope provided.
--------------------------  ------------------------- --------------------------


                -----------------------------------
                  CONTROL NUMBER -->
                -----------------------------------


      IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE
        PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING
                            THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
ASA LIMITED                                    ANNUAL GENERAL MEETING PROXY CARD
--------------------------------------------------------------------------------

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASA LIMITED (THE "COMPANY"). The undersigned hereby appoints as proxies Paul K. Wustrack, Jr. and Lawrence G. Nardolillo, and each of them (with power of substitution), to vote all of the undersigned's shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on March 6, 2008 at 10:00 a.m., Eastern Time, at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, __ Floor, New York, NY 10022, and any adjournment or postponement thereof (the "Meeting"), with all the power the undersigned would have if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3, WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.






                                                                          , 2008
                                -----------------------------   ----------------
                                Shareholder Sign Here           Date


                                                                          , 2008
                                -----------------------------   ----------------
                                Co-Shareholder Sign Here        Date

                                Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

                                       ASA
                                     LIMITED
                               [GRAPHIC OMITTED]

                                   ASA LIMITED
                VOTE YOUR SHARES VIA THE INTERNET OR BY TELEPHONE

DEAR SHAREHOLDER:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

ASA LIMITED ENCOURAGES YOU TO SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE, BOTH OF WHICH ARE AVAILABLE 24 HOURS PER DAY, SEVEN DAYS PER WEEK. IF YOU VOTE YOUR PROXY BY INTERNET OR TELEPHONE, YOU DO NOT NEED TO MAIL YOUR PROXY CARD.

     o    TO  SUBMIT  YOUR  PROXY  ELECTRONICALLY  VIA THE  INTERNET,  GO TO THE
          WEBSITE: HTTP://WWW.CESVOTE.COM AND FOLLOW THE PROMPTS. YOU MUST USE THE CONTROL NUMBER PRINTED IN THE BOX BY THE ARROW ON THE REVERSE SIDE OF THIS CARD.

     o TO SUBMIT YOUR PROXY BY TELEPHONE, USE A TOUCH-TONE TELEPHONE AND CALL 1-888-693-8683. YOU MUST USE THE CONTROL NUMBER PRINTED IN THE BOX BY THE ARROW ON THE REVERSE SIDE OF THIS CARD.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING, PLEASE CALL D. F. KING & CO., INC., WHICH IS ASSISTING ASA LIMITED, TOLL-FREE AT 1-800-549-6746.

              THANK YOU FOR YOUR PROMPT ATTENTION TO THIS REQUEST.

      IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE
        PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING
                             THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
ASA LIMITED                                    ANNUAL GENERAL MEETING PROXY CARD
--------------------------------------------------------------------------------
WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSAL 3.

1.   Election of Directors

                             FOR      AGAINST      ABSTAIN                             FOR      AGAINST      ABSTAIN
------------------------------------------------------------   -------------------------------------------------------
     (1) R.J.A. Irwin        |_|        |_|          |_|       (6) J.G. Inglis         |_|        |_|          |_|
     (2) H.M. Conger         |_|        |_|          |_|       (7) M.W. MacNaught      |_|        |_|          |_|
     (3) H.R. Breck          |_|        |_|          |_|       (8) R.A. Pilkington     |_|        |_|          |_|
     (4) C.A. Crocker        |_|        |_|          |_|       (9) A.M. Rosholt        |_|        |_|          |_|
     (5) J.C. Farrell        |_|        |_|          |_|

2.   To ratify the appointment of Ernst & Young LLP as the Company's  independent auditors for the fiscal year ending
     November  30,  2008,  and to  authorize  the  Audit  Committee  of the  Board to set the  independent  auditors'
     remuneration.
             |_|FOR                             |_| AGAINST                        |_| ABSTAIN

3.   To consider a shareholder  proposal  recommending  that the Board authorize an immediate tender offer for 30% of the Company's  outstanding  shares,  followed  thereafter by semi-annual  tender offers for 10% of the Company's outstanding shares, with each such tender offer at a price equal to 99% of net asset value.
             |_|FOR                             |_| AGAINST                        |_| ABSTAIN

4.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
     Meeting or any adjournment or postponement of the Meeting.

                                    (CONTINUED, AND PLEASE SIGN ON REVERSE SIDE.)